UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2004

VISUALMED CLINICAL SOLUTIONS CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-33191	88-0436055
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1035 Laurier St. West, Suite 200, Montreal, Quebec, Canada (Address of principal executive offices)		H2V 2L1 (Zip Code)

(514) 274-1115 (Registrant’s telephone number, including area code) ___________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On October 13, 2004, VisualMED Clinical Solutions Corp. (formerly known as Ancona Mining Corporation), a Nevada corporation (“VisualMED”) completed the acquisition (the “Acquisition”) contemplated by the Agreement, dated as of September 23, 2004, between VisualMED and Visual Healthcare Corp. (formerly known as VisualMED Clinical Systems Corp.), a Nevada corporation (“VHCC”). At the closing, VisualMED acquired from VHCC Distribution Rights (as defined below) a suite of clinical software modules, as well as some minor office equipment and all of the issued and outstanding common shares of VisualMED Marketing Inc., an inactive company with no revenue, in exchange for 31,866,000 restricted shares of common stock, par value $0.0001 per share, of VisualMED. As a result of the Acquisition, VisualMED has the right to exploit, commercialize, distribute, install, support and upgrade (the “Distribution Rights”) clinical software modules owned by VHCC. VisualMED’s Distribution Rights are worldwide, except for that part of the United States market, as well as the Chinese and the Japanese language markets, regarding which VHCC has entered into similar agreements with other non-related companies.

The VisualMED System

The VisualMED system is a suite of software modules that constitute a comprehensive, state of the art, fully functional Clinical Information System. VisualMED is an informatics tool that enables the physician to make informed diagnostic and therapeutic decisions at the point of care. The system communicates with existing legacy systems including admissions, pharmacy, laboratory, radiology and picture archival and communications systems through Health Language 7 (HL-7) interfaces. Through its interfaces, VisualMED captures all clinical information available on every hospitalized patient at any given moment, representing the totality of data required by the hospital clinical staff to perform their duties. Healthcare personnel are able to access information culled from a variety of different sources through this single software solution. The VisualMED system has the following functionality:

•	Electronics Medical Record. Our electronic medical record system replaces paper-based activities by doctors and nurses. All patient care is prescribed and documented in an electronic media that may include wireless devices with remote access via an Internet portal. All of a patient’s medical history is securely stored in a central database for easy access by the attending healthcare professionals. The information is accessed through a series of computer workstations placed in every ward, within easy reach of the doctors and nurses responsible for those patients.

•	Core Computerized Physician Order Entry (CPOE). The CPOE module is a method of giving patient prescriptions and other medical orders in an electronic mode. This form of automation of medical acts has many advantages, such as, the speedy transmission of orders through the hospital, and the elimination of errors due to ineligible handwriting. As a result, a CPOE module is believed to contribute to better patient safety. Furthermore, a CPOE module combined with decision support information would contribute to eliminating many common medical errors that occur on a daily basis, such as dosage errors and harmful drug interactions.

•	Clinical Decision Support. VisualMED decision support helps the physician validate his therapeutic decisions in real time while prescribing medication. This activity is supported by an extensive knowledge base containing thousands of user cases and thousands of decisional algorithms with 30 levels of decision support.

•	Adverse Drug Events (ADE’s) Prevention. We believe our VisualMED system helps prevent ADE’s, which often cause prolonged hospitalization and death. In addition, we believe our system helps reduce medication side effects and avoid duplication of prescriptions, lab tests and radiology exams by bringing important clinical anformation to the attention of the physician in real time at the point of care. Through our system, the availability of medical charts is immediate, and can be securely encrypted and transmitted worldwide via the Internet.

•	Medical Audits. The implementation of the VisualMED system in a hospital setting allows for audit of medical procedures and their outcomes. The medical audit mechanism also assures that appropriate regulatory standards are being met. The use of biometric electronic signature provides data security at the highest level.

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES

Pursuant to the Acquisition, VisualMED issued 31,866,000 restricted shares of common stock to VHCC. As a condition to the Acquisition, VisualMED concluded a private placement on March 15, 2005, pursuant to which it issued:

•	1,321,759 common shares and 1,321,759 warrants to purchase common stock at an exercise price of $1.25 per share to Capex Investments Ltd. in consideration of $991,319.25;
•	553,370 common shares and 553,370 warrants to purchase common stock at an exercise price of $1.25 per share to Aton Select Fund Ltd. in consideration of $415,027.50;
•	400,438 common shares and 400,438 warrants to purchase common stock at an exercise price of $1.25 per share to Asset Protection Fund Ltd. in consideration of $300,328.50;

In consideration for professional services rendered to VisualMED in connection with the private placement, VisualMED issued:

•	233,333 warrants to purchase common stock at an exercise price of $0.0001 per share to Stephane Solis as a finder’s fee;

•	25,000 common shares to Claude Pellerin for professional services rendered to VisualMED; and
•	15,000 common shares to the legal firm of HPS Inc., in consideration of legal services rendered to VisualMED.

In connection with the closing of this private placement, we entered into:

•

a finder’s fee agreement, dated as of March 21, 2005 with Stephane Solis and issued Mr. Solis 233,333 warrants at an exercise price of $0.001 per share as a finder’s fee in payment for the closing of the private placement. The agreement also provides that upon the exercise of the warrants issued under the Acquisition, Mr. Solis is entitled to receive a cash fee of 5% of the proceeds and an additional 166,667 warrants at an exercise price of $0.001 per share, or a pro rata amount if less than all warrants issued under the Acquisition are exercised; and

•

a registration rights agreement with HPS Inc., Claude Pellerin, Stephane Solis and VHCC, pursuant to which we agreed to file a registration statement with, and use our reasonable best efforts to cause such registration statement to be declared effective by, the SEC registering the resale of the common stock issued in the private placement and the underlying common stock upon the exercise of warrants issued in the private placement.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

10.1	Acquisition Agreement dated September 23, 2004, between VisualMED and VHCC (incorporated by reference to Exhibit 10.1 to VisualMED’s Current Report on Form 8-K filed with the SEC on October 19, 2004).
10.2

Finders Agreement dated March 21, 2005, by and between Stephane Solis and the Company (incorporated by reference to Exhibit 10.8 to the Company’s Registration Statement on Form SB-2 (Registration No. 333-125348) filed with the SEC on August 8, 2005).

10.3

Memorandum of a Consultant Agreement dated March 7, 2005, by and between Claude Pellerin and the Company (incorporated by reference to Exhibit 10.1 to the Company’s Registration Statement on Form SB-2 (Registration No. 333-125348) filed with the SEC on August 8, 2005).

10.4

Common Stock Purchase Agreement, dated as of March 24, 2005, by and among the Company and Capex Investments Ltd., Asset Protection Fund Ltd. and Aton Select Fund Ltd. (incorporated by reference to Exhibit 10.6 to the Company’s Registration Statement on Form SB-2 (Registration No. 333-125348) filed with the SEC on August 8, 2005).

10.5

Registration Rights Agreement dated as of March 24, 2005, by and among the Company and HPS Inc., Claude Pellerin, Stephane Solis and VHCC (incorporated by reference to Exhibit 10.7 to the Company’s Registration Statement on Form SB-2 (Registration No. 333-125348) filed with the SEC on August 8, 2005).

10.6

Warrant dated March 23, 2005 by the Company in favor of Capex Investments Ltd. (incorporated by reference to Exhibit 10.3 to the Company’s Registration Statement on Form SB-2 (Registration No. 333-125348) filed with the SEC on August 8, 2005).

10.7

Warrant dated March 24, 2005 by the Company in favor of Asset Protection Fund Ltd. (incorporated by reference to Exhibit 10.4 to the Company’s Registration Statement on Form SB-2 (Registration No. 333-125348) filed with the SEC on August 8, 2005).

10.8

Warrant dated March 24, 2005 by the Company in favor of Aton Select Fund Ltd. (incorporated by reference to Exhibit 10.5 to the Company’s Registration Statement on Form SB-2 (Registration No. 333-125348) filed with the SEC on August 8, 2005).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 7 , 2005	VISUALMED CLINICAL SOLUTIONS CORP. (Registrant)

	By:	/s/ Gerard Dab
Gerard Dab Principal Executive Officer, Secretary and a member of the Board of Directors

Exhibit Index

Exhibit No.	Description
10.1	Acquisition Agreement dated September 23, 2004, between VisualMED and VHCC (incorporated by reference to Exhibit 10.1 to VisualMED’s Current Report on Form 8-K filed with the SEC on October 19, 2004).
10.2

Finders Agreement dated March 21, 2005, by and between Stephane Solis and the Company (incorporated by reference to Exhibit 10.8 to the Company’s Registration Statement on Form SB-2 (Registration No. 333-125348) filed with the SEC on August 8, 2005).

10.3

Memorandum of a Consultant Agreement dated March 7, 2005, by and between Claude Pellerin and the Company (incorporated by reference to Exhibit 10.1 to the Company’s Registration Statement on Form SB-2 (Registration No. 333-125348) filed with the SEC on August 8, 2005).

10.4

Common Stock Purchase Agreement, dated as of March 24, 2005, by and among the Company and Capex Investments Ltd., Asset Protection Fund Ltd. and Aton Select Fund Ltd. (incorporated by reference to Exhibit 10.6 to the Company’s Registration Statement on Form SB-2 (Registration No. 333-125348) filed with the SEC on August 8, 2005).

10.5

Registration Rights Agreement dated as of March 24, 2005, by and among the Company and HPS Inc., Claude Pellerin, Stephane Solis and VHCC (incorporated by reference to Exhibit 10.7 to the Company’s Registration Statement on Form SB-2 (Registration No. 333-125348) filed with the SEC on August 8, 2005).

10.6

Warrant dated March 23, 2005 by the Company in favor of Capex Investments Ltd. (incorporated by reference to Exhibit 10.3 to the Company’s Registration Statement on Form SB-2 (Registration No. 333-125348) filed with the SEC on August 8, 2005).

10.7

Warrant dated March 24, 2005 by the Company in favor of Asset Protection Fund Ltd. (incorporated by reference to Exhibit 10.4 to the Company’s Registration Statement on Form SB-2 (Registration No. 333-125348) filed with the SEC on August 8, 2005).

10.8

Warrant dated March 24, 2005 by the Company in favor of Aton Select Fund Ltd. (incorporated by reference to Exhibit 10.5 to the Company’s Registration Statement on Form SB-2 (Registration No. 333-125348) filed with the SEC on August 8, 2005).